Prospectus Supplement OPPENHEIMER ENTERPRISE FUND Supplement dated July 1, 1999 to the Prospectus dated April 1, 1999 The Prospectus is changed as follows: 1. _______ This supplement replaces the Fund's prospectus supplement dated June 3, 1999. 2. _______ Effective July 2, 1999, the Fund's Distributor, OppenheimerFunds Distributor, Inc., will not accept any orders to purchase shares of the Fund from new investors, whether such purchase orders are submitted by brokers, dealers or other financial institutions, or directly by investors, or by exchange requests from a shareholder owning shares of another Oppenheimer fund (or by a broker of record acting on behalf of a shareholder). There are certain exceptions to this closure of sales: Additional shares may be purchased by reinvestment of dividends and/or capital gains distributions paid by the Fund to persons who were shareholders of the Fund as of July 1, 1999, and who had elected to reinvest dividends and/or capital gains distributions on or prior to that date. Shareholders who owned shares of the Fund on or before July 1, 1999 may purchase additional shares of the Fund in amounts not exceeding $5,000 per account per month. For accounts held in nominee or "street" name, that $5,000 purchase limit applies to the accounts of the underlying clients or customers, including participants in employee benefit or retirement plans held in the name of a trustee or plan administrator. Shares of the Fund may be purchased by any participant in a retirement plan provided that the retirement plan selected the Fund as an investment option on or prior to May 1, 1999. The Distributor, in its discretion, reserves the right to waive the $5,000 purchase limit in the case of purchases by institutional investors. The section of the Prospectus entitled "How To Buy Shares," and all other sections of the Prospectus that relate to purchases of shares are modified by the terms of this supplement. The first paragraph under the heading "What does the Fund Invest In?" on page 3 is deleted and replaced by the following: The Fund invests mainly in common stocks but can invest in other equity securities, such as preferred stocks, convertible securities and other securities having equity features. The Fund focuses on common stocks of small-capitalization U.S. and foreign companies. These are companies having a market capitalization of up to $1.8 billion that the portfolio manager believes have favorable growth prospects. As market conditions change, the relative size of small capitalization companies may increase (or decrease) so that the Manager may adjust its definition of "small capitalization" over time. These investments are more fully explained in "About the Fund's Investments," below. The first bullet point under "How Does the Manager Decide What Securities to Buy or Sell?" on page 3 is deleted and replaced with the following: o Companies with small capitalizations, currently defined as capitalizations up to $1.8 billion. The first sentence under "Special Risks of Small-Cap Stocks" on page 5 is deleted and replaced by the following: "The Fund focuses its investments on securities of small cap companies, which generally are newer companies." The three bullet points under the heading "The Fund's Principal Investment Policies" on page 9 are deleted and replaced by the following: o The Fund will invest at least 65% of its total assets in common stocks and other equity securities of growth companies having a small market capitalization. The Fund currently defines a "small cap" issuer as one having a market capitalization of up to $1.8 billion. The Fund measures that capitalization at the time the Fund buys the security. It is not required to sell a security if the issuer's capitalization grows above $1.8 billion. o The balance of the Fund's assets can be invested in stocks and other securities of larger companies, consistent with its investment objective. July 1, 1999 PS0885.012 Katherine P. Feld Vice President & Associate Counsel [logo] OppenheimerFunds OppenheimerFunds, Inc. Two World Trade Center, 34th Floor New York, NY 10048 0203 Tel 212 323 0200 July 1, 1999 VIA EDGAR Securities and Exchange Commission OFICS Filer Support Mail Stop 0-7, SEC Operations Center 6432 General Green Way Alexandria, VA 22312 Re: Oppenheimer Enterprise Fund Reg. No. 33-58343; File No. 811-07265 To the Securities and Exchange Commission: An electronic ("EDGAR") filing is hereby made on behalf of Oppenheimer Enterprise Fund (the "Registrant") pursuant to Rule 497(e) of the Securities Act of 1933, as amended. Such filing includes a supplement dated July 1, 1999 to the Registrant's prospectus dated April 1, 1999. Any questions regarding this submission are to be directed to the attention of the undersigned. Very truly yours, /s/ Katherine P. Feld Katherine P. Feld Vice President & Associate Counsel (212) 323-0552 Enclosures cc: Gordon Altman Butowsky Weitzen Shalov & Wein KPMG Peat Marwick LLP Ms. Gloria LaFond n1a\885\497cov